NAMSA NATO MAINTENANCE AND SUPPLY AGENCY AGENCE OTAN D'ENTRETIEN ET D'APPROVISIONNEMENT

CONTRACT NAMSA : LZ-CYA-01	SUPPLEMENTAL AGREEMENT n°: Three (03)

DRAFTED BY : M.-Y. THILL	EFFECTIVE DATE : 6 Oct 2008

CONTRACTOR :

FAK27
CYALUME TECHNOLOGIES SA
295 rue Mayor de Montricher
Z.I. Milles
B.P. 435
F-13591 AIX-EN-PROVENCE Cedex 3

Attn: Nathalie Rizzo, CEO

SUBJECT :                           Pricing Amendment

I. The parties to the above-numbered contract hereby agree to modify said contract as follows:

The prices valid for this contract are the prices indicated on the Contractor's Commercial Price List less the *** NAMSA discount;

In theory, the Contractor's Commercial Price List will be updated on an annual basis, it is however not limited to a specific time period.

The Contractor shall provide an updated price list 3 months prior to the New Commercial Price List takes effect.

II. Except as hereby modified, either expressly or by necessary implication, all terms, covenants, and conditions of the contract affected shall continue in full force and effect IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Agreement as of the day and year first above written.

CONTRACTOR	NORTH ATLANTIC TREATY ORGANIZATION
MAINTENANCE AND SUPPLY AGENCY (NAMSA)

SIGNATURE:	SIGNATURE:

***

DATE:	DATE: 6 Oct 2008

TYPED NAME AND TITLE:	TYPED NAME AND TITLE:

***
***
NATO Co-operative Logistics Programme

L-8302 CAPELLEN (G.D. LUXEMBOURG)
Tel.	: (+352) 3063-(+ext.)
Fax	: (+352) 3063-4300
e-mail	: namsapp@namsa.nato.int

*** - Confidential treatment requested. Confidential portions of this agreement have been redacted and have been separately filed with the Commission.

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